SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported	June 15, 2011

Horizon Bancorporation, Inc.
(Exact name of Registrant as specified in its charter)

Florida	333-71773	65-0840565
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2506 64th Street Court East; Bradenton, Florida 34208 (Address of principal executive offices)
(941) 745-2101 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

At the 2011 Annual Meeting, which took place on June 15, 2011, the shareholders adopted the Fourth Amended and Restated Articles of Incorporation of Horizon Bancorporation, Inc. (the “Company”) to (i) change the Company’s name to Manasota Group, Inc., (ii) eliminate the designation of Series A Preferred Stock, (iii) eliminate staggered terms for directors and (iv) eliminate the provision which did not allow for the taking of shareholder action by written consent where it would otherwise be allowed under Florida law.

The Company’s Fourth Amended and Restated Articles of Incorporation reflecting the foregoing amendments were filed with the Secretary of State of the State of Florida on June 17, 2011.  The foregoing description of the Fourth Amended and Restated Articles of Incorporation is not complete and is qualified in its entirety by reference to its full text, a copy of which is filed herewith as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Annual Meeting, our shareholders: (i) elected the persons listed below to serve as directors for a term of one year, expiring at the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified; (ii) adopted the Fourth Amended and Restated Articles of Incorporation and (iii) ratified the appointment of Francis & Company, CPAs as our independent registered public accounting firm to audit the financial statements for our 2011 fiscal year.

Set forth below are the voting results for these proposals:

Proposal 1: To adopt the Fourth Amended and Restated Articles of Incorporation:
For	Against	Abstain	Broker Non- Votes
892,664	2,750	2,000	524,413

Proposal 2: The election of six directors for a one-year term expiring at the 2012 Annual Shareholders Meeting:
	For	Withheld	Broker Non- Votes
Charles S. Conoley	895,564	1,850	524,413
Michael S. Glasgow	895,564	3,350	524,413
Barclay Kirkland, D.D.S.	895,564	1,750	524,413
C. Donald Miller, Jr.	895,564	1,750	524,413
Bruce E. Shackelford	895,564	1,750	524,413
Clarence R. Urban	895,564	1,750	524,413

Proposal 3: To ratify the appointment of Francis & Co., CPA's as our independent registered public accounting firm to audit the financial statement for our 2011 fiscal year.

For	Against	Abstain
1,390,330	750	2,000

Item 9.01.                    Financial Statements and Exhibits

(d) Exhibits

3.1	Fourth Amended and Restated Articles of Incorporation of Horizon Bancorporation, Inc., dated June 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Bancorporation, Inc. Registrant
Date: June 17, 2010	By:	/s/ Charles S. Conoley Charles S. Conoley President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Fourth Amended and Restated Articles of Incorporation of Horizon Bancorporation, Inc., dated June 15, 2011.